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EXHIBIT 22 RE: SUBSIDIARIES OF THE REGISTRANT

  The Company's subsidiaries, the fictitious business names (if any) under which they do business, and the state or other jurisdiction of incorporation or organization of each are set forth below. Unless noted otherwise, all are wholly owned by the Company. All are included in the Consolidated Financial Statements.

                                                                STATE OR COUNTRY
        SUBSIDIARY                FICTITIOUS BUSINESS NAME      OF INCORPORATION
        ----------                ------------------------      ----------------
Community Psychiatric
 Centers of California.....  CPC Alhambra Hospital               California
                             CPC Belmont Hills Hospital
                             CPC Fairfax Hospital
                             CPC Fremont Hospital
                             CPC Heritage Oaks Hospital
                             CPC Laguna Hills Hospital
                             (closed)
                             CPC Rancho Lindo Hospital
                             (closed)
                             CPC Santa Ana Hospital (closed)
                             CPC San Luis Rey Hospital
                             CPC Sierra Vista Hospital
                             CPC Vista Del Mar Hospital
                             CPC Walnut Creek Hospital
Community Psychiatric
 Centers of Florida, Inc...  CPC Ft. Lauderdale Hospital         Florida
                             CPC Palm Bay Hospital
                             CPC St. Johns River Hospital
Community Psychiatric
 Centers of Idaho, Inc.....  CPC Intermountain Hospital          Idaho
Community Psychiatric
 Centers of Indiana, Inc...  CPC Valle Vista Hospital            Indiana
Community Psychiatric
 Centers of Kansas, Inc....  CPC College Meadows Hospital        Kansas
Community Psychiatric
 Centers of Mississippi,
 Inc.......................  CPC Sand Hill Hospital              Mississippi
Community Psychiatric
 Centers of Missouri, Inc..  CPC Spirit of St. Louis Hospital    Missouri
Community Psychiatric
 Centers of North Carolina,
 Inc.......................  CPC Cedar Spring Hospital           North Carolina
Community Psychiatric
 Centers of Oklahoma, Inc..  CPC Southwind Hospital              Oklahoma
Community Psychiatric
 Centers of Oregon, Inc....                                      Oregon
Community Psychiatric
 Centers of Puerto Rico,
 Inc.......................  CPC Hospital San Juan Capestrano    Nevada
Community Psychiatric
 Centers of Texas, Inc.....  CPC Capital Hospital                Texas
                             CPC Millwood Hospital
Community Residential
 Centers of San Antonio
 (60% Owned Limited
 Liability Company)........  CRC of San Antonio                  Texas
Community Psychiatric
 Centers of Utah, Inc......  CPC Olympus View Hospital           Utah
Atlantic Psychiatric
 Centers, Inc. (60% Owned).                                      Florida
Community Psychiatric
 Centers of Wisconsin,
 Inc.......................  CPC Greenbriar Hospital (closed)    Wisconsin
CPC of Georgia, Inc........                                      Georgia

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
                                                                STATE OR COUNTRY
        SUBSIDIARY                FICTITIOUS BUSINESS NAME      OF INCORPORATION
        ----------                ------------------------      ----------------
C.P.C. of Louisiana, Inc...  CPC Brentwood Hospital              Louisiana
                             CPC Coliseum Medical Center
                             (closed)
                             CPC East Lake Hospital
                             CPC Meadow Wood Hospital
Miami Valley Community
 Centers, Inc..............                                      Ohio
Old Orchard Hospital, Inc..  CPC Old Orchard Hospital (closed)   Illinois
                             CPC Streamwood Hospital
CounterPoint Center of Old
 Orchard, Inc..............                                      Illinois
Peachtree-Parkwood
 Hospital, Inc.............  CPC Parkwood Hospital (closed)      Georgia
Community Psychiatric
 Centers of Arkansas, Inc..  CPC Pinnacle Pointe Hospital        Arkansas
Priory Hospitals Group
 Limited...................  Altrincham Priory                   United Kingdom
                             Eden Grove School
                             Fulford Grange Medical Centre
                             Grovelands Priory
                             Hayes Grove Priory
                             Heath House Priory
                             Jacques Hall
                             Langside Priory Hospital
                             Lynbrook Priory
                             Marchwood Priory
                             The Priory
                             The Woodbourne Clinic
                             The Dukes Priory
                             The Nottingham Clinic
                             Sturt Priory Hospital
P.P.P., Inc................                                      Georgia
Community Psychiatric
 Hospitals Assoc., Inc.....                                      California
Solutions Counseling &
 Treatment Center, Inc.....                                      Texas
Community Behavioral Health
 Systems, Inc..............                                      Nevada
Community Psychiatric
 Centers Properties
 Incorporated..............                                      California
CPC Properties of Illinois,
 Inc.......................                                      Illinois
CPC Properties of Indiana,
 Inc.......................                                      Indiana
CPC Properties of Kansas,
 Inc.......................                                      Kansas
CPC Properties of
 Louisiana, Inc............                                      Louisiana
CPC Properties of
 Mississippi, Inc..........                                      Mississippi
CPC Properties of Missouri,
 Inc.......................                                      Missouri
CPC Properties of North
 Carolina, Inc.............                                      North Carolina
CPC Properties of Arkansas,
 Inc.......................                                      Arkansas
CPC Properties of Oklahoma,
 Inc.......................                                      Oklahoma
CPC Properties of
 Wisconsin, Inc............                                      Wisconsin
Community Psychiatric
 Centers Properties of
 Texas, Inc................                                      Texas

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
                                                                STATE OR COUNTRY
        SUBSIDIARY                FICTITIOUS BUSINESS NAME      OF INCORPORATION
        ----------                ------------------------      ----------------
Community Psychiatric
 Centers Properties of
 Utah, Inc.................                                      Utah
Florida Hospital
 Properties, Inc...........                                      Florida
CPC Pharmacy, Inc..........                                      California
CPC Investment Corp........                                      California
Cottonwood Hill, Inc.......                                      Colorado
CPC Laboratories, Inc......                                      Georgia
Transitional Family
 Services, Inc.............                                      Georgia
CalProp I, Inc.............                                      Delaware
CalProp II, Inc............                                      Delaware
CPC (Londinium) Limited....                                      United Kingdom
CPC Managed Care Services,
 Inc.......................  CPC Managed Care                    Delaware
Transitional Hospitals
 Corporation...............                                      Delaware
Transitional Hospitals
 Corporation of Louisiana,
 Inc.......................  THC--New Orleans                    Louisiana
Transitional Hospitals
 Corporation of Texas,
 Inc.......................  THC--Arlington                      Texas
                             THC--Fort Worth
THC--Seattle, Inc..........  THC--Seattle                        Washington
Transitional Hospitals
 Corporation of Indiana,
 Inc.......................  THC--Indianapolis                   Indiana
THC--Minneapolis, Inc......  THC--Minneapolis                    Minnesota
Transitional Hospitals
 Corporation of
 Massachusetts, Inc........                                      Massachusetts
Transitional Hospitals
 Corporation of Nevada,
 Inc.......................  THC--Las Vegas                      Nevada
THC--Chicago, Inc..........  THC--Chicago                        Illinois
THC--North Shore, Inc......                                      Illinois
Transitional Hospitals
 Corporation of New Mexico,
 Inc.......................  THC--Albuquerque                    New Mexico
Transitional Hospitals
 Corporation of Tampa,
 Inc.......................  Transitional Hospital of Tampa      Florida
THC--Hollywood, Inc........  THC--Hollywood                      Florida
THC--Houston, Inc..........  THC--Houston                        Texas
J. B. Thomas Hospital,
 Inc.......................  THC--Boston                         Massachusetts
Transitional Hospitals
 Corporation of Wisconsin,
 Inc.......................  THC--Milwaukee                      Wisconsin
THC--Orange County, Inc....  THC--Orange County                  California
THC--San Diego, Inc........  THC--San Diego                      California
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